UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 8, 2007
                Date of report (Date of earliest event reported)

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                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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         Delaware                              333-104631           43-1988542
(State of Other Jurisdiction of     (Commission File Number)      (IRS Employer
 Incorporation or Organization)                                  Identification)


                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)


                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

        Item 4.01       Changes in Registrant's Certifying Accountants

(b)     Engagement of Malone & Bailey, PC

        On March 8, 2007, Tally Ho Ventures, Inc. engaged Malone & Bailey, PC ("MB") as the Company's new independent registered public accounting firm to audit its financial statements for the fiscal year ended as of December 31, 2006 and the related consolidated statements of operations, cash flows, and stockholders' equity for the year then ended. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to engage MB.

        During the two most recent fiscal years, and the subsequent interim period prior to engaging MB, neither the Company nor anyone on its behalf consulted MB regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by MB that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

        MB conducted audits of the Company's financial statements since the Company's inception for the fiscal years ended December 31, 2002 and 2003, respectively, and also reviewed certain interim period financial statements. MB's reports in connection with such financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. In addition, during such prior engagement, there were no disagreements with MB, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MB's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Section 9 - Financial Statements and Exhibits

        Item 9.01       Financial Statements and Exhibits

        Exhibit No.     Exhibit Title

        None.

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

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TALLY HO VENTURES, INC.

Date: March 12, 2007                    By:       /s/ Nigel Greg
                                                  --------------
                                                  Chief Executive Officer


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